UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Tessera Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TESSERA TECHNOLOGIES, INC.

3025 Orchard Parkway

San Jose, CA 95134

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 23, 2013

This supplement to the proxy statement dated May 17, 2013, which we refer to as the third proxy statement supplement, is provided in connection with the solicitation of proxies for use prior to or at the Annual Meeting of Stockholders (the “Annual Meeting”) of Tessera Technologies, Inc. (together with its subsidiaries, herein referred to as the “Company”), a Delaware corporation, to be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 23, 2013 and at any adjournments or postponements thereof. The Annual Meeting will be held at Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134. This third proxy statement supplement updates the definitive proxy statement dated April 16, 2013 and previously mailed to you on or about April 17, 2013, which we refer to in this third proxy statement supplement as the proxy statement. This third proxy statement supplement also updates the supplement filed as definitive additional material on Schedule 14A dated May 3, 2013 and previously mailed to you on or about May 7, 2013, which we refer to in this third proxy statement supplement as the first proxy statement supplement, as well as the supplement filed as definitive additional material on Schedule 14A dated May 15, 2013 and previously mailed to you on or about May 16, 2013, which we refer to in this third proxy statement supplement as the second proxy statement supplement. We have made this third proxy statement supplement, which should be read in conjunction with the proxy statement, the first proxy statement supplement and the second proxy statement supplement available to stockholders beginning on May 17, 2013. The Board of Directors has fixed the close of business on April 12, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting, which is the same record date specified in the proxy statement.

The information provided in the proxy statement, the first proxy statement supplement and the second proxy statement supplement continues to apply, except as described below in this third proxy statement supplement. To the extent information in this third proxy statement supplement differs from, updates or conflicts with information contained in the proxy statement, the first proxy statement supplement or the second proxy statement supplement, the information in this third proxy statement supplement is the more current information. If you need another copy of the proxy statement, first proxy statement supplement, the second proxy statement supplement, or a copy of this third proxy statement supplement, you may obtain it free of charge from us by directing such request to Investor Relations at (408) 321-6000, send an e-mail request to ir@tessera.com, or write to c/o Investor Relations, Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134.

Supplemental Disclosures

IMPORTANT. PLEASE READ THE FOLLOWING DISCLOSURE REGARDING YOUR VOTE!

We want to inform our stockholders that the Staff of the United States Securities and Exchange Commission (the “SEC”) has informed counsel to the Company that they will no longer be instructing Broadridge Financial Solutions, Inc. (“Broadridge”) not to tabulate any votes submitted on the revised voting instruction form or electronic voting system (the “Revised VIF”) that allows stockholders to select up to eight individuals from among six nominees proposed by the Company and six nominees proposed by Starboard Value and Opportunity Master Fund Ltd and its affiliates and director nominees (together, “Starboard”) and that was prepared by and distributed to beneficial holders by Broadridge on or before May 8, 2013. As a result, the Company has requested Broadridge to tabulate and submit any votes received by it on the Revised VIF, and Broadridge has confirmed that it will do so.

STOCKHOLDERS SHOULD BE AWARE THAT THE STAFF OF THE SEC CONTINUES TO OBJECT TO THE COMPANY’S FORM OF SUPPLEMENTAL PROXY CARD THAT WE FURNISHED TO YOU WITH THE FIRST PROXY STATEMENT SUPPLEMENT AND THE SECOND PROXY STATEMENT SUPPLEMENT THAT PROVIDES STOCKHOLDERS WITH A BLANK TO “WRITE IN” INDIVIDUALS AS WELL AS THE REVISED VIF. In the SEC’s view, the Company’s form of supplemental proxy card does not satisfy Rule 14a-4(d)(1) of Regulation 14A under the Securities Exchange Act of 1934. Rule 14a-4(d)(1) of Regulation 14A states that “No proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in the proxy statement,” and Rule 14a-4(d) defines a bona fide nominee as a person who has consented to being named in the soliciting person’s proxy statement and to serving if elected. In response, we have advised the Staff of the SEC that we continue to respectfully disagree with this position. As a result, although it is the Company’s intention to fully enfranchise stockholders and to preserve all available legal remedies to give effect to all stockholder votes on the Revised VIF or the Company’s form of supplemental proxy card, your votes on the Revised VIF or the Company’s form of supplemental proxy card may ultimately be deemed invalid in any subsequent litigation. We do note, however, that the SEC has raised no objection with respect to the use of the Company’s original form of GOLD proxy card or Broadridge’s original voting instruction form or electronic voting system which accompanied the proxy statement.

In addition, stockholders should be aware that the Company’s advance notice of stockholder nominees provision has expired for all stockholders. As of the date of this third proxy statement supplement, no stockholder other than Starboard has purported to comply with the Company’s advance notice of stockholder nominees provision. Absent a waiver from the Company’s Board of Directors, the Company will not count any write-in votes on the GOLD proxy card for any individual that has not been nominated in accordance with the advance notice provisions of the Bylaws.

We urge stockholders to vote on the GOLD proxy card FOR John Chenault, Richard S. Hill, John H. F. Miner, David C. Nagel, Christopher A. Seams and Timothy J. Stultz and simply discard any WHITE proxy card they may receive from Starboard. Stockholders should be advised that they CANNOT use Starboard’s WHITE proxy card to vote for any of Messrs. Chenault, Hill, Miner, Nagel, Seams and Stultz.

By Order of the Board of Directors TESSERA TECHNOLOGIES, INC. Sincerely,

/s/ BERNARD J. CASSIDY
BERNARD J. CASSIDY
Secretary

San Jose, California

May 17, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2013: This Third Proxy Statement Supplement, the Second Proxy Statement Supplement, the First Proxy Statement Supplement, the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available for viewing, printing and downloading at www.ViewOurMaterial.com/TSRA and www.proxyvote.com.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN

If you have questions about how to vote your shares, or need additional assistance, please contact MacKenzie Partners, Inc., who is assisting the Company in the solicitation of proxies:

105 Madison Avenue New York, New York 10016

Stockholders may call toll-free at (800) 322-2885 or call collect at (212) 929-5500 with any questions

IMPORTANT

The Board urges you NOT to sign any proxy card sent to you by Starboard. If you have already signed any Starboard proxy card, you have every legal right to change your vote by executing and dating the GOLD proxy card, and returning it in the postage-paid envelope provided to you in the first proxy statement supplement or the second proxy statement supplement, or by voting by telephone or via the Internet by following the instructions provided on the GOLD proxy card.